Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

On February 21, 2013, Wausau Paper Corp. (the “Company”) announced its intent to close the Brainerd, Minnesota, technical specialty paper mill (the “Abandonment”), which subsequently ceased operations on March 29, 2013.

On May 20, 2013, the Company, and its wholly-owned subsidiary, Wausau Paper Mills, LLC (“Paper Mills”) entered into an asset purchase agreement pursuant to which the Company would sell its specialty paper business, which is primarily conducted through its Paper Mills subsidiary, to a new company sponsored by KPS Capital Partners, LP (“KPS”).

The transaction (the “Sale”) was completed on June 26, 2013.  Total cash consideration received by the Company, subject to certain post-closing adjustments, was approximately $105 million, after settlement of transaction-related liabilities, transaction costs, and taxes.  In exchange for cash consideration, the Company and its Paper Mills subsidiary transferred substantially all of the assets and selected liabilities of the Paper Mills subsidiary to the KPS-sponsored buyer known as Expera Specialty Solutions, LLC.  Certain Paper Mills assets were excluded from the transaction, including Paper Mills manufacturing facility located in Brainerd, Minnesota.

As a result of the Sale and the Abandonment the Company has exited the specialty paper business.

The following unaudited pro forma condensed consolidated financial statements have been prepared to reflect the effect of the Sale as described in Item 2.01 of the Current Report on Form 8-K/A, with which this Exhibit 99.1 is filed, as well as the Abandonment.

The following unaudited pro forma financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and years ended December 31, 2012, 2011 and 2010 are based on the Company’s historical consolidated statements of comprehensive income (loss), and give effect to the Sale and Abandonment as if they had occurred on January 1, 2010.   The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 is based on the Company’s historical consolidated balance sheet as of that date, and gives effect to the Sale and Abandonment as if the Sale had occurred and Abandonment was fully completed on March 31, 2013.

The unaudited pro forma condensed consolidated financial statements presented below are based on the assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma condensed consolidated financial statements are directly attributable to the Sale and Abandonment, are factually supportable, are based upon available information and assumptions that the Company considers to be reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the Sale and Abandonment actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 4, 2013.

Wausau Paper Corp. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations

		Pro Forma Adjustments
(all amounts in thousands, except per share data)	Previously Reported Three Months Ended March 31, 2013	Adjustments for Sale and Abandonment (a)	Other Adjustments		Pro Forma Three Months Ended March 31, 2013

Net sales	$187,980	$(109,945)	$–		$78,035
Cost of goods sold	209,217	(142,408)	–		66,809

Gross (loss) profit	(21,237)	32,463	–		11,226

Selling and administrative expenses	21,393	(6,225)	–		15,168
Restructuring	2,135	(2,135)	–		–

Operating loss	(44,765)	40,823	–		(3,942)

Other income (expense):
Interest expense	(2,328)	–	317	(c)	(2,011)
Other, net	(5)	(10)	–		(15)

Loss from continuing operations before income taxes	(47,098)	40,813	317		(5,968)

Credit for income taxes	(17,426)	15,509	120	(d)	(1,797)

Net loss from continuing operations	$(29,672)	$25,304	$197		$(4,171)

Basic loss per common share from continuing operations	$(0.60)	$0.51	$0.00		$(0.09)

Diluted loss per common share from continuing operations	$(0.60)	$0.51	$0.00		$(0.09)

Basic number of shares	49,364	49,364	49,364		49,364
Diluted number of shares	49,364	49,364	49,364		49,364

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Wausau Paper Corp. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations

		Pro Forma Adjustments
(all amounts in thousands, except per share data)	Previously Reported 2012	Adjustments for Sale and Abandonment (a)		Other Adjustments		Pro Forma 2012

Net sales	$822,169	$(478,587)		$–		$343,582
Cost of goods sold	731,335	(453,485)		–		277,850

Gross profit	90,834	(25,102)		–		65,732

Selling and administrative expenses	94,972	(24,681)		–		70,291

Operating loss profit	(4,138)	(421)		–		(4,559)

Other income (expense):
Interest expense	(3,360)	–		164	(c)	(3,196)
Other, net	(12)	(40)		–		(52)

Loss from continuing operations before income taxes	(7,510)	(461)		164		(7,807)

Credit for income taxes	(3,665)	(175	) (b)	62	(d)	(3,778)

Net loss from continuing operations	$(3,845)	$(286)		$102		$(4,029)

Basic loss per common share from continuing operations	$(0.08)	$(0.00)		$0.00		$(0.08)

Diluted loss per common share from continuing operations	$(0.08)	$(0.00)		$0.00		$(0.08)

Basic number of shares	49,312	49,312		49,312		49,312
Diluted number of shares	49,312	49,312		49,312		49,312

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Wausau Paper Corp. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations

		Pro Forma Adjustments
(all amounts in thousands, except per share data)	Previously Reported 2011	Adjustments for Sale and Abandonment (a)		Other Adjustments		Pro Forma 2011

Net sales	$823,089	$(486,821)		$–		$336,268
Cost of goods sold	692,603	(447,620)		–		244,983

Gross profit	130,486	(39,201)		–		91,285

Selling and administrative expenses	68,278	(25,987)		–		42,291

Operating profit	62,208	(13,214)		–		48,994

Other income (expense):
Interest expense	(6,850)	–		602	(c)	(6,248)
Loss on early extinguishment of debt	(666)					(666)
Other, net	(61)	13		–		(48)

Earnings from continuing operations before income taxes	54,631	(13,201)		602		42,032

Provision for income taxes	21,554	(5,016	) (b)	229	(d)	16,767

Net earnings from continuing operations	$33,077	$(8,185)		$373		$25,265

Basic earnings per common share from continuing operations	$0.67	$(0.17)		$0.01		$0.51

Diluted earnings per common share from continuing operations	$0.67	$(0.17)		$0.01		$0.51

Basic number of shares	49,160	49,160		49,160		49,160
Diluted number of shares	49,413	49,413		49,413		49,413

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Wausau Paper Corp. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations

		Pro Forma Adjustments
(all amounts in thousands, except per share data)	Previously Reported 2010	Adjustments for Sale and Abandonment (a)	Other Adjustments		Pro Forma 2010

Net sales	$812,235	$(468,926)	$–		$343,309
Cost of goods sold	696,971	(428,601)	–		268,370

Gross profit	115,264	(40,325)	–		74,939

Selling and administrative expenses	75,243	(26,649)	–		48,594

Operating profit	40,021	(13,676)	–		26,345

Other income (expense):
Interest expense	(6,567)	–	623	(c)	(5,944)
Other, net	137	(157)	–		(20)

Earnings from continuing operations before income taxes	33,591	(13,833)	623		20,381

(Credit) provision for income taxes	(849)	8,363 (b)	237	(d)	7,751

Net earnings from continuing operations	$34,440	$(22,196)	$386		$12,630

Basic earnings per common share from continuing operations	$0.70	$(0.45)	$0.01		$0.26

Diluted earnings per common share from continuing operations	$0.70	$(0.45)	$0.01		$0.26

Basic number of shares	48,965	48,965	48,965		48,965
Diluted number of shares	49,292	49,292	49,292		49,292

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The unaudited pro forma condensed consolidated statements of operations include adjustments necessary to reflect the estimated effect of the Sale and Abandonment as if they had occurred on January 1, 2010, the beginning of the first fiscal year presented.

The previously reported 2012, 2011, and 2010 columns are derived from  the Company’s consolidated statements of comprehensive income (loss) for the years ended December 31, 2012, 2011, and 2010, as presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

The previously reported three months ended March 31, 2013 column is derived from the Company’s condensed consolidated statement of comprehensive income (loss) for the three months ended March 31, 2013, as presented in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

The unaudited pro forma condensed consolidated statements of operations exclude the impact of the Abandonment and the Sale, the estimated charges resulting from the Sale, the Company’s costs to complete the Sale, and other non-recurring costs resulting from the Sale.

(a)	Adjustments for Sale and Abandonment Represents the elimination of the operating results of the business sold and business abandoned for the period or year presented.

(b)

Income tax provision

Represents the tax impact of item (a) at the Company’s 38% statutory tax rate for the three months ended March 31, 2013 and the years ended December 31, 2012 and 2011.

For the year ending December 31, 2010, the adjustment represents the tax impact of item (a) and the impact of cellulosic biofuel credit attributable to operations of the business sold as reflected below:

(all dollar amounts in thousands)

Provision at 38% statutory rate	$5,256
Cellulosic biofuel credit attributable to operations of business sold	(13,619)
$(8,363)

(c)

Interest expense

Represents the estimated reduction in interest expense as if the Sale had occurred on January 1, 2010 and the proceeds of the Sale were utilized to repay the outstanding borrowings previously reported under the Company’s revolving credit and commercial paper agreements.

(d)

Income tax provision

Represents the tax impact of item (c) at the Company’s 38% statutory tax rate.

The historical income tax rate as calculated in the unaudited pro forma consolidated statements of operations will differ from the actual income tax rate of continuing and discontinued operations.

Wausau Paper Corp. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet

		Pro Forma Adjustments
(all dollar amounts in thousands)	Previously Reported March 31, 2013	Adjustments for Sale and Abandonment (a)	Other Adjustments		Pro Forma March 31, 2013

ASSETS

Cash and cash equivalents	$ 3,338	$ 105,184	$ (70,500)	(b)	$ 38,022
Receivables, net	74,073	(47,963)	–		26,110
Refundable income taxes	1,216	–	–		1,216
Inventories, net	66,326	(27,799)	–		38,527
Spare parts	25,223	(16,150)	–		9,073
Deferred income taxes	8,762	–	(2,829)	(c)	5,933
Other current assets	2,529	(312)	–		2,217
Assets of discontinued operations	–	13,602	–		13,602
Total current assets	181,467	26,562	(73,329)		134,700

Property, plant and equipment, net	429,521	(139,254)	–		290,267
Deferred income taxes	34,027	27,729	(10,387)	(d)	51,369
Other assets	52,884	(918)	–		51,966
Total assets	$ 697,899	$ (85,881)	$ (83,716)		$ 528,302

LIABILITIES AND EQUITY

Accounts payable	$ 54,345	$ (25,320)	$ –		$ 29,025
Accrued and other liabilities	43,652	(14,854)	6,900	(e)	35,698
Liabilities of discontinued operations -	175	6,812	–		6,987
Total current liabilities	98,172	(33,362)	6,900		71,710

Long-term debt	220,500	–	(70,500)	(b)	150,000
Post-retirement benefits	91,956	–	(41,000)	(f)	50,956
Pension	81,147	–	4,800	(g)	85,947
Other noncurrent liabilities	28,368	(7,278)	–		21,090
Total liabilities	520,143	(40,640)	(99,800)		379,703

Stockholders’ equity	177,756	(45,241)	16,084	(h)	148,599
Total liabilities and stockholders’ equity	$ 697,899	$ (85,881)	$ (83,716)		$ 528,302

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The unaudited pro forma condensed consolidated balance sheet includes adjustments necessary to reflect the estimated effect of the Company’s exit of the specialty paper business as if it had occurred on March 31, 2013.

The previously reported 2013 amounts reflect the Company’s condensed consolidated balance sheet as of March 31, 2013, as presented in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

(a)	Adjustments for Sale and Abandonment

As a result of the Sale the related assets and liabilities of the sold business were eliminated.  The assets and liabilities of the abandoned business were not previously reported as a component of discontinued operations.  Effective with the Sale and exit of the specialty paper business, these assets and liabilities are reclassified to discontinued operations.  The adjustments are reflected as shown in the following table:

(all dollar amounts in thousands)	Sale	Abandonment	Pro Forma Adjustment
Receivables, net	$(44,626)	$(3,337)	$(47,963)
Inventories, net	(24,085)	(3,714)	(27,799)
Spare Parts	(16,150)	–	(16,150)
Other current assets	(261)	(51)	(312)
Assets of discontinued operations - current	–	13,602	13,602
Property, plant and equipment, net	(132,754)	(6,500)	(139,254)
Other assets	(918)	–	(918)
Accounts payable	(21,868)	(3,452)	(25,320)
Accrued and other liabilities	(11,494)	(3,360)	(14,854)
Liabilities of discontinued operations - current	–	6,812	6,812
Other noncurrent liabilities	(7,278)	–	(7,278)

Estimated net assets sold as of March 31, 2013	(178,154)	–	(178,154)

The proceeds, related tax accruals and other costs were adjusted as follows:

(all dollar amounts in thousands)

Cash and cash equivalents(1)	$105,184
Deferred income taxes - noncurrent(2)	27,729
Stockholders’ equity(3)	(45,241)

(1)	Net cash proceeds, subject to certain post-closing adjustments, received on the date of Sale.
(2)	Income tax benefit on the estimated net charges resulting from the Sale, calculated based on account balances as of March 31, 2013 and the Company’s statutory rate of 38%.
(3)

Estimated charges resulting from the Sale, net of tax, calculated based on account balances as of March 31, 2013. The actual charges resulting from the Sale will be determined as of the Sale date and could be materially different than this estimate.

(b)

Cash

Reflects the application of cash proceeds to repay borrowings under the Company’s revolving credit and commercial paper agreements on previously reporting outstanding balances as of March 31, 2013.

(c)	Deferred income taxes – current Reflects estimated recognition of deferred income tax assets and liabilities as a result of the Sale.

(d)	Deferred income taxes – noncurrent Reflects the estimated deferred tax impact as a result of the Sale as follows:

(all dollar amounts in thousands)

Estimated net valuation allowance for state net operating loss and credit carry forward as the Sale creates uncertainty about the realization of certain tax benefits in future years	$(12,000)
Estimated recognition of deferred income tax assets and liabilities	5,451
Estimated net tax obligation of other post-retirement benefit plan curtailment gain	(5,662)
Estimated net tax benefit of contractual termination benefits in defined benefit pension plan	1,824
$(10,387)

(e)	Accrued and other liabilities Reflects the estimated severance and benefit continuation costs, contract termination and other contractual obligations incurred as a result of the Sale transaction.

(f)	Post-retirement benefits Reflects the estimated elimination of certain other post-retirement benefits as a result of the Sale transaction.

(g)	Pension Reflects the estimated contractual termination benefits in defined benefit pension plan as a result of the Sale transaction.

(h)	Stockholders’ equity Reflects the following adjustments as a result of the Sale transaction:

(all dollar amounts in thousands)

Estimated net Accumulated Other Comprehensive Income and earnings impact of other post-retirement benefit plan curtailment gain	$35,338
Estimated net earnings impact of contractual termination benefits in defined benefit pension plan	(2,976)
Estimated net earnings impact of severance and benefit continuation costs, contract terminations and other contractual obligations incurred on sale date	(4,278)
Estimated net valuation allowance for state net operating loss and credit carry forward as sale creates uncertainty about the realization of certain tax benefits in future years	(12,000)
$16,084